UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 23, 2006
Date of report (date of earliest event reported)

STELLENT, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7500 Flying Cloud Drive, Suite 500 Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Telephone Number:  (952) 903-2000
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)     On June 23, 2006, Steven C. Waldron resigned from the Board of Directors of Stellent, Inc. and the committees of the board on which he served.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  June 23, 2006

STELLENT, INC. (Registrant)
By	/s/ Darin P. McAreavey
Darin P. McAreavey
Executive Vice President,
Chief Financial Officer,
Treasurer and Secretary